Exhibit 99.1

Vistagen Announces Stockholder-Approved Reverse Stock Split

SOUTH SAN FRANCISCO, Calif. – June 6, 2023 – Vistagen (NASDAQ: VTGN) a late clinical-stage biopharmaceutical company aiming to transform the treatment landscape for individuals living with anxiety, depression and other central nervous system (CNS) disorders, today announced that it will implement a stockholder-approved reverse stock split of its outstanding shares of common stock, at a ratio of one-for-thirty unanimously approved by its Board of Directors. Vistagen common stock will begin trading on a split-adjusted basis at the opening of trading on the Nasdaq Capital Market on Wednesday, June 7, 2023. The Company’s shares will continue to trade on the Nasdaq Capital Market under the symbol “VTGN,” with a new CUSIP number, 92840H400.

The primary corporate and strategic objectives for implementing the stockholder-approved reverse split at this time include the following:

●	To re-establish compliance with Nasdaq’s minimum bid price requirement to help ensure Vistagen maintains the numerous benefits of listing its common stock on the Nasdaq Capital Market;

●	To increase awareness of the Company, and the therapeutic potential of its six clinical-stage drug candidates, in the capital markets and among healthcare-focused media; and

●

To broaden the Company’s market base through enhanced access to institutional investors, mutual funds, family office investors, the general investing public and healthcare-focused sell-side research analysts.

As previously disclosed, at the Company’s 2022 Annual Meeting of Stockholders held on October 28, 2022, the Company’s stockholders authorized the Company’s Board of Directors to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of up to one-for-thirty, with the exact ratio to be determined at the discretion of the Company’s Board of Directors. Subsequently, the Company’s Board of Directors unanimously approved the ratio of one-for-thirty. Accordingly, upon effectiveness of the reverse stock split, every thirty shares of Vistagen common stock outstanding as of the effective date will be automatically consolidated into one share of Vistagen common stock. In addition, the number of shares and exercise prices of outstanding options to purchase common stock granted under the Company’s stockholder-approved plans and outstanding warrants to purchase common stock also will be adjusted proportionately. The Company will not issue fractional shares as a result of the reverse stock split. Instead, the Company will round fractional shares resulting from the reverse split up to the nearest whole share. Immediately after the reverse stock split becomes effective, the Company will have approximately 7,310,900 shares of common stock outstanding and no shares of preferred stock outstanding. The Company’s authorized shares of common stock will remain at 325,000,000 and its authorized shares of preferred stock will remain at 10,000,000. The par value of the Company’s common and preferred stock will remain at $0.001 per share.

The Company has retained its transfer agent, Computershare Trust Company, N.A. (Computershare), to act as its exchange agent for the reverse stock split. Stockholders holding shares in book-entry form on the records of Computershare, or holding shares in brokerage accounts, are not required to take any action and will see the impact of the reverse stock split reflected in their accounts, subject, in the case of brokerage account, to individual brokerage firms’ particular processes. Stockholders who hold shares in certificate form will receive instructions from Computershare regarding the exchange of their certificates for book-entry shares. Beneficial holders of Vistagen common stock are encouraged to contact their bank, broker, custodian or other nominee with questions regarding procedures for processing the reverse stock split.

Additional information concerning the stockholder-approved reverse stock split can be found in Vistagen’s definitive proxy statement filed with the Securities and Exchange Commission on August 31, 2022, as well as on the FAQ page in the Investors section of the Vistagen website.

About Vistagen

Vistagen (Nasdaq: VTGN) is a late clinical-stage biopharmaceutical company aiming to transform the treatment landscape for individuals living with anxiety, depression and other CNS disorders. Vistagen is advancing therapeutics with the potential to be faster-acting, and with fewer side effects and safety concerns, than those that are currently available for treatment of anxiety, depression and multiple CNS disorders. Vistagen’s pipeline includes six clinical-stage product candidates, including five investigational agents belonging to a new class of drugs known as pherines, in addition to AV-101, an oral prodrug of 7-Cl-CYNA, which is a full antagonist of the glycine site of the N-methyl-D-aspartate receptor (NMDAR), inhibiting activity of the ion channel of the NMDAR but not blocking it. Pherines, which are administered as nasal sprays, are designed with an innovative rapid-onset mechanism of action that activates chemosensory neurons in the nasal passages and can selectively and beneficially impact key neural circuits in the brain without requiring systemic uptake or direct activity on CNS neurons. Vistagen is passionate about transforming mental health care and redefining what is possible in the treatment of anxiety, depression and several other CNS disorders. Connect at www.Vistagen.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Vistagen and its management, are inherently uncertain. These forward-looking statements include, but are not limited to, statements regarding:  the Company’s ability to regain and/or maintain compliance with the Listing Rules of The Nasdaq Stock Market; the impact of the reverse stock split on the trading market for Vistagen’s common stock, including the trading price, liquidity, trading volume, volatility and marketability after the reverse stock split; public perception of the reverse stock split in light of the history of reverse stock splits for other companies and the potential impacts on the trading market or price of Vistagen’s common stock; and the likelihood that the reverse stock split will result in any permanent increase in the trading price per share of Vistagen’s common stock. These risks, along with additional risks, are more fully discussed in the section entitled "Risk Factors" in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2022, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the U.S. Securities and Exchange Commission (SEC). The Company’s SEC filings are available on the SEC’s website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Investors:

Mark McPartland

Senior Vice President, Investor Relations

(650) 577-3606

markmcp@vistagen.com

Media:

Nate Hitchings

SKDK

nhitchings@skdknick.com